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                                                   [SHIP LOGO VANGUARD /(R)/]








Vanguard/(R)/ Mega Cap 300 ETFs


Supplement to the Prospectus dated December 10, 2007

The second paragraph on page three of the prospectus is replaced with the following:


The value of a Mega Cap 300 ETF Creation Unit as of the date of this prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $750 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total costs of holding a Mega Cap 300 ETF Creation Unit would be $8,157 if the Creation Unit were redeemed after one year and $22,460 if redeemed after three years.


The second paragraph on page six of the prospectus is replaced with the following:


The value of a Mega Cap 300 Value ETF Creation Unit as of the date of this prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total costs of holding a Mega Cap 300 Value ETF Creation Unit would be $7,658 if the Creation Unit were redeemed after one year and $21,961 if redeemed after three years.


The second paragraph on page nine of the prospectus is replaced with the following:

The value of a Mega Cap 300 Growth ETF Creation Unit as of the date of this prospectus was approximately $5 million. Assuming an investment of $5 million, payment of the standard $500 transaction fee applicable to both the purchase and redemption of the Creation Unit, a 5% return each year, and no change in operating expenses, the total costs of holding a Mega Cap 300 Growth ETF Creation Unit would be $7,658 if the Creation Unit were redeemed after one year and $21,961 if redeemed after three years.









(C) 2008 The Vanguard Group, Inc. All rights reserved.

Vanguard Marketing Corporation, Distributor.                      PS3137 052008